UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021 (August 11, 2021)

ModivCare Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 Layton Avenue, 12th Floor, Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)
303-728-7030
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	MODV	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report on Form 8-K shall not be incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by ModivCare (“ModivCare”), whether made before or after the date hereof, regardless of any general incorporation language in such filing. ModivCare undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 7.01.         Regulation FD Disclosure.

On August 11, 2021, ModivCare issued a press release announcing the pricing of its private placement offering of $500 million in aggregate principal amount of its 5.000% senior notes due 2029 (the “notes”), upsized from the previously announced $400 million. A copy of the press release is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ModivCare intends to use the net proceeds from the notes to (i) pay the consideration in connection with the acquisition of VRI Intermediate Holdings, LLC (the “VRI Acquisition”), and (ii) pay fees and expenses incurred in connection with the VRI Acquisition, with the remainder of the net proceeds for general corporate purposes, which may include repayment of indebtedness, including, without limitation, repayment of indebtedness in connection with the acquisition of Care Finders Total Care LLC.

The notes and the note guarantees will not be secured, and will be ModivCare’s and each of its then current and future wholly owned domestic subsidiaries’ (the “Guarantors”) senior obligations and will rank equal in right of payment with any of ModivCare’s and the Guarantors’ existing and future senior indebtedness, including indebtedness under ModivCare’s credit facility.

Forward-Looking Statements

Certain statements contained in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are predictive in nature and are frequently identified by the use of terms such as “may,” “will,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” and similar words indicating possible future expectations, events or actions. Such forward-looking statements are based on current expectations, assumptions, estimates and projections about our business and our industry, and are not guarantees of our future performance. These statements are subject to a number of known and unknown risks, uncertainties and other factors, many of which are beyond our ability to control or predict, which may cause actual events to be materially different from those expressed or implied herein, including but not limited to: government or private insurance program funding reductions or limitations; alternative payment models or the transition of Medicaid and Medicare beneficiaries to Managed Care Organizations; our inability to control reimbursement rates received for our services; cost containment initiatives undertaken by private third-party payors; the effects of a public health emergency; inadequacies in, or security breaches of, our information technology systems, including the systems intended to protect our clients’ privacy and confidential information; any changes in the funding, financial viability or our relationships with our payors; pandemic infectious diseases, including the COVID-19 pandemic; disruptions to our contact center operations caused by health epidemics or pandemics like COVID-19; delays in collection, or non-collection, of our accounts receivable, particularly during any business integration; an impairment of our long-lived assets; any failure to maintain or to develop further reliable, efficient and secure information technology systems; an inability to attract and retain qualified employees; any acquisition or acquisition integration efforts; estimated income taxes being different from income taxes that we ultimately pay; our contracts not surviving until the end of their stated terms, or not being renewed or extended; our failure to compete effectively in the marketplace; our not being awarded contracts through the government’s requests for proposals process, or our awarded contracts not being profitable; any failure to satisfy our contractual obligations or to maintain existing pledged performance and payment bonds; a failure to estimate accurately the cost of performing our contracts; any misclassification of the drivers we engage as independent contractors rather than as employees; significant interruptions in our communication and data services; not successfully executing on our strategies in the face of our competition; any inability to maintain relationships with existing patient referral sources; certificates of need laws or other regulatory and licensure obligations that may adversely affect our personal care integration efforts and expansion into new markets; any failure to obtain the consent of the New York Department of Health to manage the day to day operations of our licensed in-home personal care services agency business that we acquired with our Personal Care Segment; acquired unknown liabilities in connection with the acquisition of our Personal Care Segment; changes in the case-mix of our personal care patients, or changes in payor mix or payment methodologies; our loss of existing favorable managed care contracts; our experiencing shortages in qualified employees and management; labor disputes or disruptions, in particular in New York; becoming subject to malpractice or other similar claims; our lack of sole decision-making authority with respect to our minority investment in Matrix (as defined herein); the cost of our compliance or non-compliance with existing laws; changes to the regulatory landscape applicable to our businesses; changes in budgetary priorities of the government entities or private insurance programs that fund our services; regulations relating to privacy and security of patient and service user information; actions for false claims or recoupment of funds; civil penalties or loss of business for failing to comply with bribery, corruption and other regulations governing business with public organizations; changes to, or violations of, licensing regulations, including regulations governing surveys and audits; our contracts being subject to audit and modification by the payors with whom we contract, at their sole discretion; our existing debt agreements containing restrictions that limit our flexibility in operating our business; our substantial indebtedness and lease obligations; any expiration of the credit agreement that governs our Credit Facility or loss of available financing alternatives; our ability to incur substantial additional indebtedness; future sales of shares of our common stock by existing stockholders; our stock price volatility; our dependence on our subsidiaries to fund our operations and expenses; securities analysts failing to publish research or publishing misleading or unfavorable research about us; anti-takeover provisions could discourage a change of control of our company and affect the trading price of our stock; and our reliance on our Matrix Investment segment’s financial condition.

ModivCare has provided additional information in its annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. ModivCare undertakes no obligation to update or revise any forward- looking statements contained in this release, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release issued by ModivCare on August 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODIVCARE INC.

Date: August 11, 2021	By:	/s/ Jonathan B. Bush
	Name:	Jonathan B. Bush
	Title:	Senior Vice President, General Counsel and Secretary